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                                 EXHIBIT 23.2
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              [LETTERHEAD OF PRICEWATERHOUSECOOPERS APPEARS HERE]


                      CONSENT OF INDEPENDENT ACCOUNTANTS



We consent to the inclusion in this registration statement on Form S-1 of our report dated January 16, 1998, except for Note 12 as to which the date is September 15, 1998, on our audits of the financial statements of The Oneida Savings Bank. We also consent to the reference to our firm under the caption "EXPERTS".



/s/ PricewaterhouseCoopers LLP


Syracuse, New York
November 9, 1998